Exhibit 99.1

Grown Rogue to Report Third Quarter 2026 Financial Results and Host Conference Call

MEDFORD, Ore., Oct. 20, 2026 /CNW/ -- Grown Rogue International Inc. ("Grown Rogue" or the "Company") (CSE: GRIN) (OTC: GRUSF), a flower-forward cannabis company combining craft values with disciplined execution, today announced it will release third quarter 2026 financial results after the market closes on Thursday, November 12, 2026.

The Company will also host a conference call on Thursday, November 12, 2026, at 5:00 p.m. Eastern Time (ET) / 2:00 p.m. Pacific Time (PT) to discuss the results and provide a corporate update.

CEO Obie Strickler and members of the management team will host the call, followed by a question-and-answer period.

Conference Call Details

Date:	Thursday November 12, 2026

Time:	5:00 p.m. ET / 2:00 p.m. PT

Webcast:	Register

Dial-in:	1-800-836-8184 (North America Toll-Free)

A telephone replay of the conference call will be available until November 19, 2026, by dialing (+1) 888 660 6345 and entering replay code 95406 #. A transcript of the call will also be made available on Grown Rogue's Investor Relations website at https://ir.grownrogue.com/

For assistance, please contact invest@grownrogue.com

About Grown Rogue

Grown Rogue International Inc. (CSE: GRIN | OTC: GRUSF) is a flower-forward cannabis company rooted in Oregon's Rogue Valley, a region with a deep cannabis heritage where its founders began growing more than 20 years ago. Built on a love of the plant, the Company produces flavorful craft-quality flower and the products made from it.

Its approach brings together a distinct and constantly expanding library of genetics, developed in house and sourced from like-minded breeders; a passionate, experienced team of growers; and the discipline to keep learning from every harvest. The goal is to consistently deliver quality that retailers and budtenders can stand behind and consumers come back for.

Grown Rogue believes trust is earned one harvest at a time and is currently serving customers in Oregon, Michigan and New Jersey, with launches planned in Illinois, Minnesota and New York.

For more information about Grown Rogue, please visit www.grownrogue.com. Investor materials are available at ir.grownrogue.com. The contents of the Company's websites are not incorporated by reference into this press release or into any report or document filed or furnished by the Company with the SEC or Canadian securities regulators, and references to the websites are intended to be inactive textual references only.

Cautionary Note Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of applicable securities laws, including statements regarding the Company's planned product launches and commencement of sales in additional markets, including Illinois, Minnesota and New York, and the anticipated timing thereof. These statements are based on management's current expectations and assumptions, including that required regulatory approvals will be obtained or maintained, necessary operational preparations will be completed, and sufficient funding and distribution arrangements will be available. Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results to differ materially, including regulatory delays or changes, cultivation and production challenges, delays in bringing products to market, financing constraints and changes in market conditions. Additional risks are described in the Company's filings with the SEC and Canadian securities regulators. Actual launch dates and sales commencement may differ from those anticipated. Grown Rogue International Inc. undertakes no obligation to update any forward-looking statements, except as required by applicable law.

SOURCE Grown Rogue International Inc.

View original content to download multimedia: http://www.newswire.ca/en/releases/archive/October2026/20/c7945.html

%CIK: 0001463000

For further information: General Inquiries and Investor Contact: Josh Rosen, Chief Strategy Officer, joshrosen@grownrogue.com; Investor Relations: invest@grownrogue.com, (458) 226-2662

CO: Grown Rogue International Inc.

CNW 07:00e 20-OCT-26